UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 22, 2021

MARTIN MARIETTA MATERIALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	001-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identiﬁcation No.)

4123 Parklake Avenue, Raleigh, North Carolina	27612
(Address of Principal Executive Oﬃces)	(Zip Code)
(919) 781-4550
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‐K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‐12 under the Exchange Act (17 CFR 240.14a‐12)

☐	Pre‐commencement communications pursuant to Rule 14d‐2(b) under the Exchange Act (17 CFR 240.14d‐2(b))

☐	Pre‐commencement communications pursuant to Rule 13e‐4(c) under the Exchange Act (17 CFR 240.13e‐4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‐2 of the Securities Exchange Act of 1934 (§ 240.12b‐2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Sec on 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement

On September 22, 2021, Martin Marietta Materials, Inc., (the “Corporation”) and its wholly‐owned subsidiary, Martin Marietta Funding LLC (“MM Funding”), entered into the Thirteenth Amendment (the “Thirteenth Amendment”) to its Credit and Security Agreement with Truist Bank, successor by merger to SunTrust Bank, dated as of April 19, 2013 (the Credit and Security Agreement, as amended, the “Credit Agreement”). Pursuant to the Thirteenth Amendment, the scheduled maturity date of the facility was extended to September 21, 2022.

The Credit Agreement is a $400,000,000 trade receivables securitization facility backed by trade receivables originated by the Corporation or by certain of its subsidiaries and acquired by the Corporation, which the Corporation then sells or contributes to MM Funding. Subject to certain conditions set forth in the Credit Agreement, including lenders providing the requisite commitments, the facility may be increased to an amount not to exceed $500,000,000.  MM Funding’s borrowings bear interest at (i) for loans funded by conduit lenders, the asset-backed commercial paper costs of the conduit lenders plus 0.600% and (ii) for all other loans, one‐month LIBOR plus 0.700%, subject to change in the event that LIBOR no longer reflects the lenders’ cost of lending.

The Credit Agreement includes an amortization event related to a payment default or acceleration of one of the Corporation’s material debt agreements.

The Thirteenth Amendment, including a conformed copy of the Credit Agreement reflecting all changes through the Thirteenth Amendment attached as Exhibt A thereto, is filed as an exhibit hereto and is incorporated herein by reference, and the description of the Thirteenth Amendment and the Credit Agreement contained herein is qualified in its entirety by the terms thereof.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.01
Thirteenth Amendment to Credit Agreement, dated as of September 22, 2021, among Martin Marietta Funding LLC, as borrower, Martin Marietta Materials, Inc., as servicer, and Truist Bank, successor by merger to SunTrust Bank, as lender together with the other lenders from time to time party thereto, and Truist Bank, successor by merger to Sun Trust Bank, as administrative agent for the lenders (including a conformed copy of the Credit Agreement attached as Exhibit A thereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: September 22, 2021	By:	/s/ Roselyn R. Bar
		Name:	Roselyn R. Bar
		Title:	Executive Vice President, General Counsel and Corporate Secretary